AGENCY NO LOAD                                    Since Inception of Underlying Portfolio
                                                  1 Year Without Surrender

Equity Index Fund                                 (1.2730411.000000)/1.000000                   =            27.30%
Money Market Fund                                 (1.0466601.000000)/1.000000                   =             4.67%

                                                  Since Inception of Underlying Portfolio
                                                  5 Years Without Surrender

Equity Index Fund                                 ((2.747693/1.000000)^(.200000))1              =            22.40%
Money Market Fund                                 ((1.238946/1.000000)^(.200000))1              =             4.38%

                                                  Since Inception of Underlying Portfolio
                                                  10 Years or Since Inception Without Surrender

Equity Index Fund                                 ((4.426309/1.000000)^(365/3016))1             =            19.72%
Money Market Fund                                 ((1.594350/1.000000)^(0.100000))1             =             4.78%


AGENCY NO LOAD  AFLIAC                           Since Inception of Underlying Portfolio
                                                 1 Year With Complete Withdrawal

Equity Index Fund                                 ((1.2730411.000000)/1.000000)0.01750                      =             25.55%
Money Market Fund                                 ((1.0466601.000000)/1.000000)0.01750                      =              2.92%

                                                  Since Inception of Underlying Portfolio
                                                  5 Years With Complete Withdrawal

Equity Index Fund                                 (((2.747693/1.000000)^(.200000))1)0.01750                 =             20.65%
Money Market Fund                                 (((1.238946/1.000000)^(.200000))1)0.01750                 =              2.63%

                                                  Since Inception of Underlying Portfolio
                                                  10 Years or Since Inception With Complete Withdrawal

Equity Index Fund                                 (((4.426309/1.000000)^(365/3016))1)0.01750                =             17.97%
Money Market Fund                                 (((1.594350/1.000000)^(0.100000))1)0.01750                =              3.03%
